Exhibit 10.34

Execution Version

ASSUMPTION AGREEMENT

This ASSUMPTION AGREEMENT, dated as of December 22, 2023, is executed and delivered by Summit Aviation, Inc., a Montana corporation, and Northside Property Group, LLC, a Montana limited liability company (collectively, the “Additional Grantors”), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to that certain Credit Agreement, dated as of July 25, 2022 (as amended by that certain First Amendment to Credit Agreement, dated as of May 8, 2023, that certain Second Amendment to Credit Agreement, dated as of June 23, 2023, that certain Third Amendment to Credit Agreement, dated as of November 9, 2023, and as further amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), among TRANSMEDICS GROUP, INC., a Massachusetts corporation, (the “Borrower”), the Lenders party thereto, and the Administrative Agent. All capitalized terms not defined herein shall have the respective meanings ascribed to such terms in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantors) have entered into that certain Guarantee and Collateral Agreement, dated as of July 25, 2022, in favor of the Administrative Agent for the benefit of the Secured Parties defined therein (as amended by that certain First Amendment to Guarantee and Collateral Agreement, dated as of November 9, 2023 and as further amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Guarantee and Collateral Agreement”);

WHEREAS, the Borrower is required, pursuant to Section 6.11 of the Credit Agreement to cause the Additional Grantors to become parties to the Guarantee and Collateral Agreement in order to grant in favor of the Administrative Agent (for the ratable benefit of the Lenders) the Liens and security interests therein specified and provide a guarantee of the Obligations as therein contemplated; and

WHEREAS, the Additional Grantors have agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, each Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, (a) hereby becomes a party to the Guarantee and Collateral Agreement as both a “Grantor” and a “Guarantor” thereunder with the same force and effect as if originally named therein as a Grantor and a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor and a Guarantor thereunder, and (b) hereby grants to the Administrative Agent, for the benefit of the Secured Parties, as security for the Secured Obligations, a security interest in all of such Additional Grantor’s right, title and interest in any and to all Collateral of the Additional Grantor, in each case whether now owned or hereafter acquired or in which such Additional Grantor now has or hereafter acquires an interest and wherever the same may be located, but subject in all respects to the terms, conditions and exclusions set forth in the Guarantee and Collateral Agreement. The information set forth in Schedule 1 hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement (x) that is qualified by materiality is true and correct, and (y) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date).

2. Governing Law. THIS ASSUMPTION AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE, CAUSE OF ACTION, OR PROCEEDING (WHETHER BASED IN CONTRACT, TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF, CONNECTED WITH, OR RELATING TO THIS ASSUMPTION AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Section 2 shall survive the Discharge of Obligations (as defined in the Guarantee and Collateral Agreement).

3. Loan Document. This Assumption Agreement shall constitute a Loan Document under the Credit Agreement.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

Summit Aviation, Inc.

By:__/s/ Stephen Gordon___________
Name: Stephen Gordon
Title: Chief Financial Officer

Northside Property Group, LLC

By:___/s/ Stephen Gordon___________
Name: Stephen Gordon
Title: Manager

[Signature Page to Assumption Agreement (Aviation Entities)]